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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                  June 18, 2001


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Texas                       0-26374               74-2623760
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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 ITEM 5. OTHER EVENTS

        On June 18, 2001, Play By Play Toys & Novelties, Inc. (the "Company") received the resignation of Arturo G. Torres for personal reasons from his position as Chairman of the Board of the Company's Board of Directors. In addition, on June 19, 2001 the Company received the resignation of James L. Dow II from his positions as Senior Vice President, General Counsel, and Secretary of the Company.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits

   99.5 Press Release dated June 19, 2001 by Play By Play Toys & Novelties, Inc. regarding Arturo G. Torres' resignation as Chairman of the Board.



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                                INDEX TO EXHIBITS


NUMBER                        DESCRIPTION OF EXHIBITS
------    ----------------------------------------------------------------------

 99.5* Press Release dated June 19, 2001 by Play By Play Toys & Novelties, Inc. regarding Arturo G. Torres' resignation as Chairman of the Board.



---------------------
* Included herewith




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 22nd day of June 2001.


                                   PLAY BY PLAY TOYS & NOVELTIES, INC.

                                   By: /s/ JOE M. GUERRA
                                       -------------------------------
                                           Joe M. Guerra
                                           CHIEF FINANCIAL OFFICER AND TREASURER




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